UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 18, 2010

OBA FINANCIAL SERVICES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34593	27-1898270
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

20300 Seneca Meadows Parkway, Germantown, Maryland	20876
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 916-0472

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

(a)	The annual meeting of the shareholders of OBA Financial Services, Inc. was held on November 18, 2010.

(b)	The matters considered and voted on by the shareholders at the annual meeting and the vote of the shareholders were as follows:

1.	The following individuals were elected as directors, each for a three-year term, by the following vote:

	For	Withheld	Broker Non-Vote

Donald L. Mallorey	2,225,316	405,302	1,368,960

Michael L. Reed	2,244,835	385,783	1,368,960

Charles E. Weller	2,452,711	177,907	1,368,960

2.	The appointment of ParenteBeard LLC as independent registered public accounting firm for the fiscal year ending June 30, 2011 was ratified by the shareholders by the following vote:

	For	Against	Abstain	Broker Non-Vote

Number of votes	3,827,676	42,044	129,858	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OBA Financial Services, Inc.

DATE: November 23, 2010	By:	/s/ David A. Miller
David A. Miller
Senior Vice President and Chief Financial Officer